FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  June 23, 2006

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2005-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 8254 3176


NOTEHOLDERS REPORT - SERIES 2005-1G WST TRUST

Date of Report - Determination Date  19-Jun-06

Housing Loan Collection Period       12-Mar-06  to  11-Jun-06
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A1             23-Mar-06   to  23-Jun-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A1     92


Coupon Period - Class A2             23-Mar-06   to  23-Jun-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A2     92


Coupon Period - Class B              23-Mar-06   to  23-Jun-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        5.59830%
3 Month USD-LIBOR              			  4.94000%

Foreign Exhcange Rate				  0.7740

Available Income                            25,520,476.70
Total Available Funds                       25,520,476.70
Accrued Interest Adjustment                 	     0.00
Redraws Made This Period                    58,394,946.15
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 997,280.33
Total Payments                              20,452,412.91
Payment Shortfall                            	     0.00
Principal Draw This Period                   	     0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                173,402,457.39
Principal Collections			   115,007,511.24
Excess Available Income                      2,068,063.79
Excess Collections Distribution              2,068,063.79
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,221,892,349.89
Subordinated Percentage                           2.0903%
Initial Subordinated Percentage                   3.3000%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A1          5,986.2686		835.1172 usd
Class A2	  5,986.2686	        943.4146 (per10,000)aud
Class B               0.0000          1,481.6537 (per10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A1       841,916,067.01	     72.22919%     1.00000
Class A2       296,201,379.95	     25.41154%
Class B         27,500,000.00         2.35926%
RFS                      0.00         0.00000%     0.00000
Total        1,165,617,446.96       100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A1       651,643,035.86	     0.5924028
Class A2       229,259,868.08        0.5924028
Class B         21,285,000.00        1.0000000
RFS                      0.00         0.00
Total          902,187,903.94

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $  11,230,087
Unscheduled principal      $ 103,777,424
Principal Collections      $ 115,007,511




Fixed Interest Rate Housing Loan               $    10,235,635
Variable Rate Housing Loans                    $ 1,155,381,812
Total                                          $ 1,165,617,447


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   11 June 2006

               Number     Current     Instalment   % by    % by
             of Loans	  Balance	  Amount  Number   Balance
Current         8,383	1,114,736,685  9,907,243  96.28%   95.63%
 1 - 29 Days      282      44,736,474	 332,014   3.25%    3.85%
 30 - 59 Days      28	    3,508,901	  25,474   0.32%    0.30%
 60 - 89 Days       5         830,224      6,236   0.06%    0.07%
 90 - 119 Days      3	      895,643	   6,256   0.03%    0.08%
 120 - 149 Days     3	      396,308	   3,081   0.03%    0.03%
 150 - 179 Days     1         154,940 	   1,156   0.01%    0.01%
 180+ Days          2         358,272      2,585   0.02%    0.03%

  TOTAL         8,707   1,165,617,447 10,284,045 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2005-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2005-1G WST
                              Trust,(Registrant)

Dated: 26 June 2006
By:    /s/ Ramesh Raghuraman

Name:    Ramesh Raghuraman

Title: Trust Manager